Applicant's Acount No.                           Filed this     5th      day of
                     --------------------                  -------------
                                                      February      , A.D. 1976
                                                      --------------
DSCB-BCL-204 (Rev 8-72)      ____________________
              627675                       Commonwealth of Pennsylvania
Filing Fee: $75
A18-7      COMMONWEALTH OF PENNSYLVANIA                 Department of State
Articles of                      DEPARTMENT OF STATE
Incorporation                     CORPORATION BUREAU
Domestic Business Corporation                   Secretary of the Commonwealth
- --------------------------------------------------------------------------------


    In compliance with the requirements of Section 204 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P. S. Section 1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.  The name of the corporation is:

                                 LANIDRAC CORPORATION
- --------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

    American Bank Bldg.,
- --------------------------------------------------------------------------------
    (NUMBER)                                (STREET)
    Pottsville                              Pennsylvania        17901
- --------------------------------------------------------------------------------
         (CITY)                                            (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

         The Corporation shall have unlimited power to engage in and do any lawful act concerning any and all lawful business for which corporations may be incorporated under the said Act of Assembly under the provisions of which this Corporation is incorporated, and shall have the right to invest in and aid, by making loans or guarantees or in any other manner, any business enterprise affiliated with this Corporation or in which this Corporation has any direct or indirect interest or with which this Corporation does business, or the business of which is a direct or indirect benefit to this Corporation.

4.  The term for which the corporation is to exist is:    PERPETUAL

5. The aggregate number of shares which the corporation shall have authority to issue is:

    One hundred thousand (100,000) shares common par value ten cents.

                                        form 4

DSCB-BCL-204 (Rev. 8-72)-2

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

                                       ADDRESS
    NAME                (including street and number, if any)        NUMBER AND
                                                           CLASS OF SHARES

                                 American Bank Bldg.,
Eleanor Helwig                  Pottsville, Pa.  17901               One (1)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------




    IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed
these Articles of Incorporation this     2nd     day of   February    , 19 76 .
                                    -----------        --------------     --

                                   (SEAL)  /s/ Eleanor Helwig          (SEAL)
- -----------------------------------        ----------------------------
                                        ________________________________(SEAL)




INSTRUCTIONS FOR COMPLETION OF FORM:

    A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

    B. One or more corporations or natural persons of full age may incorporate a business corporation.

    C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 . . . etc.

    D.   The following shall accompany this form:

         (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

         (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

         (3)  Any necessary governmental approvals.

    E. BCL Section 205 (15 Pa. S. Section 1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the Corporation.

                             COMMONWEALTH OF PENNSYLVANIA

                                 DEPARTMENT OF STATE

                                    OFFICE OF THE

                            SECRETARY OF THE COMMONWEALTH

                 TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

    WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                             CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

    AND WHEREAS, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

                                 LANIDRAC CORPORATION

    THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the
name chosen hereinbefore specified, which shall exist  PERPETUALLY   and shall
                                                      -------------
be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.



                        GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 5th day of February in the year of our Lord one thousand nine hundred and seventy-six and of the Commonwealth the two hundredth


                                  ____________________________________________
                                          Secretary of the Commonwealth

DSCB: 17.2 (Rev. 8-72)
Filing Fee:   None
Consent to Appropriation of Name

                             COMMONWEALTH OF PENNSYLVANIA
                                 DEPARTMENT OF STATE
                                  CORPORATION BUREAU

- --------------------------------------------------------------------------------

    Pursuant to 19 Pa. Code Section 17.2 (relating to appropriation of the name of a senior corporation) the undersigned corporation, desiring to consent to the appropriation of its name by another corporation, does hereby certify that:

1. The name of the corporation executing this Consent to Appropriation of Name is:

    Cardinal Container Corp.
- --------------------------------------------------------------------------------

2. The address of the registered office of the corporation is (the Department of State is hereby authorized to correct the following statements to conform to the records of the Department):

    Cardinal Drive
- --------------------------------------------------------------------------------
         (NUMBER)                                (STREET)
    Mt. Carmel,                        Pennsylvania        17851
- --------------------------------------------------------------------------------
         (CITY)                                       (ZIP CODE)

3.  The date of its incorporation is:  March 29, 1963
                                       ---------------------------------------

4.  The statute under which it was incorporated is:
    Pa. B. C. L., Act of May 5, 1933, P. L. 364, as amended.
- --------------------------------------------------------------------------------

5.  The corporation is (check one):
    / /  About to change its name.
    /X/  About to cease to do business.
    /X/  Being wound up.
    / /  About to withdraw from doing business in this Commonwealth.

6. The corporation(s) entitled to the benefit of this Consent to Appropriation of Name is (are):

         Lanidrac Corporation
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

DSCB: 17.2 (Rev. 8-72)-2


    IN TESTIMONY WHEREOF, the undersigned corporation has caused this consent to be signed by a duly authorized officer and its corporate seal, duly attested
by another such officer, to be hereunto affixed, this         31st        day of
                                                      -----------------
   August   , 19 76 .
- ------------    ---


                             Cardinal Container Corp.
                             -------------------------------------------------
                                       (NAME OF CORPORATION)

                             By
                                ----------------------------------------------
                                              (SIGNATURE)


                             President
                             -------------------------------------------------
                                  (TITLE, PRESIDENT, VICE PRESIDENT, ETC.)


Attest:

- -------------------------------------------
         (SIGNATURE)


    Secretary
- -------------------------------------------
(TITLE SECRETARY, ASSISTANT SECRETARY, ETC.)



(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETING FORM:

    When this form is executed by an unincorporated body which has registered its name pursuant to statute (see 19 Pa. Code Section 17.101 et seq.) the language of the form should be modified accordingly and a seal need be affixed only when the unincorporated body has adopted a seal.

APPLICANT'S ACCT NO                                Filed this     1st     day of
                                                             -----------
                                                          September  , A.D. 1976
                                                  -----------------
DSCB-BCL-806 (Rev 8-72)           ------------------
                                  Line for numbering
                                        638442
                                                    Commonwealth of Pennsylvania
Filing Fee: $40
AB-2       COMMONWEALTH OF PENNSYLVANIA                 Department of State
Articles of                      DEPARTMENT OF STATE
Amendment-                        CORPORATION BUREAU
Domestic Business Corporation                    Secretary of the Commonwealth
- --------------------------------------------------------------------------------

    In compliance with the requirements of Section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Section 1806) the undersigned corporation, desiring to amend its Articles does hereby certify that:

1.  The name of the corporation is:

                                 LANIDRAC CORPORATION
- --------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

    American Bank Building                       Center and Market Streets
- --------------------------------------------------------------------------------
    (NUMBER)                                          (STREET)
    Pottsville                              Pennsylvania        17901
- --------------------------------------------------------------------------------
         (CITY)                                            (ZIP CODE)

3.  The statue by or under which it was incorporated is:

    Pa. B. C. L., Act of May 5, 1993, P. L. 364, as amended
- --------------------------------------------------------------------------------

4.  The date of its incorporation is:  February 5, 1976
                                       ----------------------------------------

5.  (Check, and if appropriate, complete one of the following):

    / / The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

    Time:     The               day of              , 19   .
                   ------------        ------------      --

    Place:    -----------------------------------------------------------------

    Kind and period of notice
                             --------------------------------------------------
- --------------------------------------------------------------------------------

    /X/ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the action of shareholders:

    (a)  The total number of shares outstanding was:

              One Hundred (100) Common
- --------------------------------------------------------------------------------

    (b)  The number of shares entitled to vote was:

              One Hundred (100) Common
- --------------------------------------------------------------------------------

DSCB BCL-806 (Rev. 8-72)-2

7.  In the action taken by the shareholders.

    (a)  The number of shares voted in favor of the amendment was

              One Hundred (100) Common
- --------------------------------------------------------------------------------

    (b)  The number of shares voted against the amendment was

              None
- --------------------------------------------------------------------------------

8.  The amendment adopted by the shareholders, set forth in full, is as follows

         RESOLVED, "that the name of the Corporation, as set forth in the Articles of Incorporation, shall be changed from "LANIDRAC CORPORATION" to CARDINAL CONTAINER CORP.", and
         FURTHER RESOLVED, that the President and Secretary are authorized and directed to sign and file all papers and take all actions necessary on behalf of the Corporation to consummate the change of the Corporation's name.



    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal,
duly attested by another such officer, to be hereunto affixed this   31ST
                                                                  ------------
day of    AUGUST   , 19 76 .
      -----------     ---

                             LANIDRAC CORPORATION
                             -------------------------------------------------
                                            (NAME OF CORPORATION)
Attest:

                             By:
- -------------------------       ----------------------------------------------
         (SIGNATURE)                             (SIGNATURE)

    Secretary                          President
- -------------------------    -------------------------------------------------
(TITLE SECRETARY, ASSISTANT            (TITLE PRESIDENT, VICE PRESIDENT, ETC.)
SECRETARY, ETC.)
(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM

    A.   Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
         Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

    B.   Any necessary governmental approvals shall accompany this form.

    C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

    D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

    E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b) .

    F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                             COMMONWEALTH OF PENNSYLVANIA

                                 DEPARTMENT OF STATE



                 TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

    WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                               CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

    WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                        LANIDRAC CORPORATION
                        name changed to
                        CARDINAL CONTAINER CORP.

    THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.



                        GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 1st day of September in the year of our Lord one thousand nine hundred and seventy-six and of the Commonwealth the two hundred and first


                                  --------------------------------------------
                                                   Secretary of the Commonwealth
                                                      ec

Microfilm Number             Filed with the Department of State on     APR
                -----------                                        -----------

Entity Number     638442
              ------------              ---------------------------------------
                                                   Secretary of the Commonwealth


                 ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                               DSCB 15-1918 (Rev. 90)


         In compliance with the requirements of 15 Pa. C.S. Section 1015 (relating to articles of amendment) the undersigned domestic corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:    CARDINAL CONTAINER CORPORATION
                                    -------------------------------------------

- --------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a)------------------------------------------------------------------------
         Number and Street        City           State          Zip  County

    (b) c/o:     Prentice Hall Legal & Financial Services
            -------------------------------------------------------------------
              Name of Commercial Registered Office Provider

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes

3.  The statute by or under which it was incorporated is: P.A., B.C.L. of May
                                                          ---------------------
    5, 1933, P.L. 364, as amended
    -------------

4.  The date of its incorporation is:    February 5, 1976
                                       ----------------------------------------

5.  (Check, and if appropriate complete, one of the following):

     X   The amendment shall be effective upon filing these Articles of
    ---
         Amendment in the Department of State

         The amendment shall be effective on:                  at
    ---                                       ----------------    -------------
                                                 Date                Hour

6.  (Check one of the following):

     X   The amendment was adopted by the shareholders (or members) pursuant to
    ---
         15 Pa. C.S Section 1914(a) and (b)

         The amendment was adopted by the board of directors pursuant to 15 Pa.
    ---
         C.S. Section 1914(c).

7.  (Check, and if appropriate complete, one of the following):

         The amendment adopted by the corporation, set forth in full, is as
    ---
         follows:

DSCB:15-1915 (Rev. 90)-2

         See EXHIBIT A


     x   The amendment adopted by the corporation as set forth in full in
    ---
         Exhibit A attached hereto and made a part hereof.

8.  (Check if the amendment restates the Articles):

         The restated Articles of Incorporation supersede the original Articles
    ---
         and all amendments thereto.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles
of Amendment to be signed by a duly authorized officer thereof this    10TH
                                                                    ------------
day of    APRIL    , 1992 .
     -------------   ----

                                            CARDINAL CONTAINER CORPORATION
                                       ---------------------------------------
                                               (Name of Corporation)

                                       BY:      /s/ Thomas Uleau
                                            ----------------------------------
                                            Thomas Uleau   (Signature)

                                       TITLE:    Executive Vice President
                                              --------------------------------

                                      EXHIBIT A


         RESOLVED, "that the name of the Corporation, as set forth in the Articles of Incorporation, shall be changed from "Cardinal Container Corporation" to "Four M Manufacturing Group of Georgia, Inc."

         FURTHER RESOLVED, that the Executive Vice President and Secretary are authorized and directed to sign and file all papers and take all actions necessary on behalf of the Corporation to consummate the change of the Corporation's name.

                            CARDINAL CONTAINER CORPORATION

                             CONSENT OF SOLE SHAREHOLDER


         The undersigned, being the sole shareholder of CARDINAL CONTAINER CORPORATION, a Pennsylvania corporation ("Cardinal"), hereby consents in writing, pursuant to the provisions of the Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended, to the adoption of the following resolutions, to the end that they shall be adopted as valid corporate action as though such resolutions had been adopted at formal meetings of the Stockholders of Cardinal held on April 10, 1992.


         RESOLVED, that the name of the Corporation as set forth in the Articles of Incorporation shall be changed from Cardinal Container Corporation to Four M Manufacturing Group of
         Georgia, Inc.; and

         FURTHER RESOLVED, that the Executive Vice President and Secretary are authorized and directed to sign and file all papers and take all actions necessary on behalf of the corporation to consummate the change of the Corporation's name.


Dated this 10th day

of April, 1992.                        FOUR M CORPORATION


                                  By:    /s/ Thomas Uleau
                                       ----------------------------------------
                                       Thomas Uleau
                                       Executive Vice President